SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                      Dallas Gold And Silver Exchange, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Acr Rules  14a-6(i)(4)  and 0-11
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state hoe it was determined):

     4) Total fee paid:


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                      DALLAS GOLD AND SILVER EXCHANGE, INC.


                                ----------------



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To be held June 7, 1999



Notice is hereby given that the Annual Meeting of Shareholders of Dallas Gold and Silver Exchange, Inc. will be held on Monday, June 7, 1999, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas, for the purpose of considering and voting upon:

   1. The election of Directors.

   2. Transacting such other business as may properly come before the meeting.

The close of business on April 16, 1999, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at this meeting and any adjournment thereof, and only shareholders of record on such date shall be entitled to notice of and to vote at the meeting.

Please promptly date, sign and mail the enclosed proxy using the enclosed address envelope which needs no postage if mailed within the United States.




                               By order of the Board of Directors




                               Dr. L.S. Smith, Ph.D
                               Chairman of the Board
                               and Secretary
Dated: April 26, 1999

                                 PROXY STATEMENT

                                ----------------

                      DALLAS GOLD AND SILVER EXCHANGE, INC.
                                2817 Forest Lane
                               Dallas, Texas 75234

                                 ---------------


                         ANNUAL MEETING OF SHAREHOLDERS


This statement is furnished to shareholders in connection with the solicitation by the Board of Directors of Dallas Gold and Silver Exchange, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 7, 1999, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas, and any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to shareholders on or about April 26, 1999. Certain employees of the Company may solicit proxies by telephone or in person. The expense of preparing, printing and mailing the proxies will be borne by the Company. A copy of the Company's Annual Report on Form 10-KSB (including the financial statements) ("Form 10-KSB") is enclosed herewith.


                                     VOTING

The proxy may be revoked by the shareholder at any time prior to its use. If it is signed properly by the shareholder and is not revoked, it will be voted at the meeting. If a shareholder specifies how the proxy is to be voted with respect to the election of Directors, the proxy will be voted in the manner specified on the enclosed proxy.

At the close of business on April 16, 1999, 4,194,912 shares of the Company's Common Stock, par value $.01 per share, were outstanding and eligible for voting at the meeting. Each shareholder of record is entitled to one vote for each share held in all matters to come before the meeting. Only shareholders of record at the close of business on April 16, 1999, are entitled to notice of and to vote at the meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table and notes thereto set forth certain information as of April 16, 1999, pertaining to securities ownership by persons known to the Company to own 5% or more of the Company's Common Stock.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual or entity to the Company:

  Name and address                 Amount and nature                   Percent
  of beneficial owner            of beneficial owner(1)              of class(1)
----------------------           ----------------------              -----------
Dr. L. S. Smith, Ph.D                 1,880,149 (2)                      44.8%
  2817 Forest Lane
  Dallas, Texas 75234


Howard P. Alan-Lee                      250,000                           6.0
  11230 Dilling Street
  North Hollywood,
  California 91602




-----------------
(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 4,194,912 shares outstanding as of the above referenced date.

(2)  Includes 50,000 shares held in trust for the benefit of third parties.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following sets forth information as of April 16, 1999, with respect to the Company's Common Stock owned beneficially by persons named therein who are nominees for election as directors of the Company and by directors and officers as a group.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual to the Company:

  Name and address                   Amount and nature              Percent
  of beneficial owner               of beneficial owner(1)         of class(1)
------------------------          -------------------------        -----------
Dr. L. S. Smith, Ph.D.                  1,880,149 (2)                 44.8%
  2817 Forest Lane
  Dallas, Texas 75234

W. H. Oyster                            188,615 (3)                    4.3%
  2817 Forest Lane
  Dallas, TX 75234

John Benson                             110,000 (4)                    2.6%
  2817 Forest Lane
  Dallas, TX 75234

All directors and officers            2,178,764 (5)                   49.0%
  as a group (3 individuals)


---------------------
(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 4,194,912 shares outstanding as of the above referenced date.

(2)  See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS" preceding.

(3) Includes 150,000 shares currently exercisable under a stock option with an exercise price of $2.21 per share.

(4) Includes 100,000 shares currently exercisable under stock options with an average exercise price of $1.91 per share.

(5) Includes 150,000 shares and 100,000 shares currently exercisable under stock options with exercise prices of $2.21 and $1.91, respectively.

                              ELECTION OF DIRECTORS

The Company's Board of Directors at a meeting held on April 2, 1999, nominated three persons to be elected at the Annual Meeting to serve as Directors of the Company for a term of one year and until their respective successors shall have been elected and shall have qualified.

It is the intention of the persons named in the proxy to vote for the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgement.

The following table and notes thereto set forth the age, principal occupation, period of time served as a Director of the Company, business experience, and other directorships held by each of the three nominees for election as
Directors:
                                                                Year First
                                                                  Elected
                                                                Director or
                                                                 Appointed
                                                                 Officer of
     Name          Age             Position                       Company
     ----          ---             --------                     -----------
Dr. L.S. Smith
Ph.D (1)            52             Chairman of the                  1980
                                   Board of Direc-
                                   tors, Chief
                                   Executive Officer
                                   and Secretary

W.H. Oyster (2)     46             Director, Presi-                 1990
                                   dent and Chief
                                   Operating Officer

John Benson (3)     53             Director and                     1992
                                   Chief Financial
                                   Officer

Business Experience During Last Five Years
------------------------------------------

(1) Chairman of Board of Directors, and Chief Executive Officer and Secretary of the Company since 1980.
(2) General Manager, Park Forest Jewelry and Coin Exchange 1986 to 1987; Manager DGSE Corporation, 1988 to present, Director, President and Chief Operating of the Company since January 1990.
(3) Senior Vice President, UTL Corporation 1970 to 1991; Chief Financial Officer, Computer Automation Inc. 1992; Chief Financial Officer of the Company since December 1992.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The business affairs of the Company are managed by or under the direction of the Board of Directors. During 1998, the Company's Board of Directors met four (4) times. All members of the Board of Directors were present at each of the meetings.

There are presently no committees of the Board of Directors.


                             EXECUTIVE COMPENSATION


The following information is furnished with respect to each of the most highly compensated executive officers of the Company whose cash compensation from the Company and its subsidiaries during the Company's last fiscal year exceeded $100,000.

                SUMMARY COMPENSATION TABLE
                --------------------------
                               Annual Compensation    Long Term
                               -------------------   Compensation
                                                        Awards
Name                                                  Securities
and                                                   Under-
Principal                                             lying
Position               Year      Salary      Bonus    Options
--------------------------------------------------    -----------
Dr. L.S. Smith         1998     $175,000  $153,577        -
Chief Executive        1997     $125,000  $ 63,978        -
Officer                1996     $125,000  $ 10,366        -

W.H. Oyster            1998     $140,000   $15,548        -
President and          1997     $125,000   $50,923        -
Chief Operating        1996     $125,000   $45,103        -
Officer

John Benson            1998     $ 92,500   $29,400        -
Chief Financial        1997     $ 85,000   $19,350        -
Officer                1996     $ 85,000   $13,455        -

                                    AUDITORS

The Company has selected Grant Thornton to be its principal accountants for the current fiscal year.

Their fees for the fiscal year ended December 31, 1998, were limited to the audit of the Company and review of the Company's federal income tax return.

A representative of Grant Thornton will be present at the shareholders' meeting and will have the opportunity to make a statement if he desires to do so. Further, the representative of Grant Thornton will be available to respond to appropriate questions.


                   SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE
                        2000 ANNUAL SHAREHOLDERS MEETING

Any shareholder desiring to submit a proposal for action at the 2000 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposal to the Company at its principal place of business no later than December 23, 1999. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposal included and other respects are regulated by the Securities and Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.


                                  OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented at the meeting other than matters that will be presented at the meeting other than matters incident to the conduct thereof. However, if any matters properly come before the meeting or any adjournments, it is intended that the holders of the proxies named in the accompanying proxy will vote thereon at their discretion.




                                         By Order of the Board of Directors




                                         Dr. L. S. SMITH, Ph.D
                                         Chairman of the Board
                                         and Secretary




                                  FORM OF PROXY
                                  -------------

                                      FRONT


PROXY                  DALLAS GOLD AND SILVER EXCHANGE, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Dr. L. S. Smith and John Benson as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designed below, all the shares of Common Stock of Dallas Gold and Silver Exchange Inc. held of record by the undersigned on April 17, 1999,

at the Annual Meeting of Shareholders to be held June 7, 1999, or any adjournment thereof.


1.  ELECTION OF DIRECTORS        FOR all nominees listed below (except        WITHHOLD AUTHORITY to vote for
                                 as marked to the contrary below  ____        all nominees listed  ____

         INSTRUCTION:  To withhold authority to vote for any individual, cross out the nominee's name in the List below.


                           Dr. L. S. Smith      W. H. Oyster    John Benson


2.  In their  discretion,  the  Proxies are  authorized  to vote upon such other business as may properly come before the meeting.



                                     REVERSE


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF
NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.



                                                  Please sign  exactly as name below.  When shares are held by joint tenants,  both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a  corporation,  please sign in full corporate name by President or other authorized  officer. If a partnership, please sign in partnership name by authorized person.

                                                  Dated:                               , 1999
                                                        -------------------------------

                                                  -------------------------------------------
                                                  Signature

                                                  -------------------------------------------
                                                  Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
